UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2017

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 400 82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant’s telephone number, including area code)

Inapplicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of the Shareholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) was held at 11:00 A.M. on Tuesday, May 16, 2017 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. At the Annual Meeting, there were present in person or by proxy, 8,520,463 shares of the Company’s common stock, representing approximately 55.38% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Company: (i) elected thirteen (13) persons to serve as directors for a term of one year; (ii) voted to approve a non-binding advisory resolution on the compensation of the Named Executive Officers of the Company (“Say on Pay”); (iii) voted to approve an annual “Say on Pay” advisory vote; and (iv) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The voting results for each proposal are as follows:

[BHB: The totals set forth herein do not match the Alliance report.]

1. To elect thirteen (13) persons to serve as directors for a term of one year:

DIRECTOR	FOR	WITHHELD	BROKER NON VOTE
Daina H. Belair	6,560,898	242,165	1,717,400
Matthew L. Caras	6,442,283	360,780	1,717,400
Leonard R. Cashman	6,384,301	418,762	1,717,400
David C. Colter	6,441,252	361,811	1,717,400
Steven H. Dimick	5,047,646	1,755,417	1,717,400
Martha T. Dudman	6,542,834	260,229	1,717,400
Stephen W. Ensign	4,996,711	1,806,352	1,717,400
Lauri E. Fernald	6,531,780	271,283	1,717,400
Curtis C. Simard	6,426,441	376,622	1,717,400
Kenneth E. Smith	6,426,851	376,212	1,717,400
Stephen R. Theroux	6,387,801	415,262	1,717,400
Scott G. Toothaker	6,429,685	373,378	1,717,400
David B. Woodside	6,428,540	374,523	1,717,400

2. Non-binding advisory resolution on the compensation of the Named Executive Officers of the Company, (“Say on Pay”):

For	Against	Abstain	Broker Non-Vote
6,346,073	199,051	135,292	1,840,047

3. Non-binding, advisory resolution on the desired frequency of the “Say on Pay” advisory vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
5,498,098	109,231	906,356	166,729	1,840,049

4. Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
8,445,734	29,077	45,652

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2017

BAR HARBOR BANKSHARES

/s/ Marsha C. Sawyer

Marsha C. Sawyer

Corporate Clerk